Exhibit 23.2


                           [ARTHUR ANDERSEN LOGO]


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report incorporated by reference in this registration statement on Form S-8 and dated February 28, 2001 included in Interpool Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this registration statement.


                                                  /s/  Arthur Andersen LLP


New York, New York
November 13, 2001